                                                                   EXHIBIT 10.50


                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I
                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II
                 EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1 $414,466,000 FLOATING RATE EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1,
                                     CLASS A
   $29,959,000 FLOATING RATE EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1,
                                    CLASS B1
   $13,267,000 7.23% EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1, CLASS B2 $19,070,000 7.70% EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1, CLASS C
    $5,085,000 8.11% EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1, CLASS D $8,899,000 10.00% EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1, CLASS E $6,359,516 12.91% EQUIPMENT CONTRACT-BACKED NOTES, SERIES 2000-1, CLASS F

                               PURCHASE AGREEMENT


                                                               December 14, 2000

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Ladies and Gentlemen:

Section 1. Introductory. HPSC Equipment Receivables 2000-1 LLC I ("LLC I") and HPSC Equipment Receivables 2000-1 LLC II ("LLC II") (LLC I and LLC II, together, the "ISSUERS"), Delaware limited liability companies, propose, subject to the terms and conditions stated herein, to (i) issue and sell to Credit Suisse First Boston Corporation (the "INITIAL PURCHASER") its Equipment Contract-Backed Notes, Series 2000-1, Class A, Class B1, Class B2, Class C, Class D and Class E Notes (collectively, the "SALE NOTES") and (ii) to issue and engage Credit Suisse First Boston Corporation to use its best efforts to place the Class F Notes (the "Best Efforts Notes" and together with the Sale Notes, the "Notes"), in the Initial Note Principal Balances set forth in Exhibit A attached hereto, to be issued under an indenture, dated as of December 1, 2000 (the "INDENTURE"), by and among the Issuers, HPSC, Inc., an Originator and as Servicer, ("HPSC"), (in such capacities, an "Originator" and the "Servicer," as applicable), American Commercial Financial Corporation (an "Originator" or "ACFC" and together with HPSC in its capacity as an Originator, the "Originators") and BNY Midwest Trust Company, as indenture trustee (the "INDENTURE TRUSTEE"). In addition, simultaneously with the issuance and sale of the Notes, and subject to a note purchase agreement among the Issuers, American Commercial Finance Corporation ("ACFC") and Alpine Securitization Corp. ("Alpine"), dated December 14, 2000 (the "VFN Note Purchase Agreement"), the Issuers propose to issue and sell to Alpine its Floating Rate Equipment Contract Backed Variable Funding Notes, Series 2000-1 (the "VFN NOTES"). The Securities Act of 1933, as amended, is herein referred to as the "SECURITIES ACT". Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Indenture.

Section 2. Representations and Warranties of the Issuers, ACFC and HPSC. Each of HPSC, ACFC and the Issuers jointly and severally represent and warrant to the Initial Purchaser, as of the Closing Date, that:

          (a) A preliminary offering circular and an offering circular relating to the Notes to be offered by the Initial Purchaser have been prepared by the Issuers. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented by any additional information and documents concerning the Notes delivered by or on behalf of the Issuers to prospective purchasers are hereinafter collectively referred to as the "OFFERING DOCUMENT". On the date of this Agreement and the Closing Date, the Offering Document does not include, or will not include, as the case may be, any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Issuers are limited liability companies duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own their properties and conduct their business as described in the Offering Document; and the Issuers are duly qualified to do business as foreign entities in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualification.

          (c) Each of HPSC and ACFC is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of HPSC and ACFC is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

          (d) The Indenture has been duly authorized and on the Closing Date the Indenture will have been duly executed and delivered, will conform to the description thereof contained in the Offering Document and will constitute valid and legally binding obligations of the Issuers, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (e) The Notes have been duly authorized; and when the Notes are delivered and paid for pursuant to this Agreement on the Closing Date, such Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and will constitute valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (f) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Transaction Documents and in connection with the issuance and sale or placement of the Notes by the Issuers.

          (g) The execution, delivery and performance of each of the Transaction Documents and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers, HPSC, ACFC or any Affiliate thereof or any of their properties, or any agreement or instrument to which any Issuer, HPSC, ACFC or any Affiliate thereof is a party or by which any Issuer, HPSC, ACFC or any Affiliate thereof is bound or to which any of the properties of the Issuers, HPSC, ACFC or any Affiliate thereof is subject, or the organizational documents of the Issuers, HPSC, ACFC or any Affiliate thereof, and each Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement.

          (h) This Agreement and each other Transaction Document to which any Issuer is a party have each been duly authorized, executed and delivered by such Issuer. This Agreement and the other Transaction Documents to which HPSC or ACFC is a party have each been duly authorized, executed and delivered by HPSC and ACFC, as applicable.

          (i) Each Issuer, ACFC and HPSC each have good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, each of HPSC and ACFC holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

          (j) Each of the Issuers, ACFC and HPSC possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to any Issuer, ACFC or HPSC, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of such Issuer, HPSC, ACFC or any Affiliate thereof ("MATERIAL ADVERSE EFFECT").

          (k) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting any Issuer, ACFC or HPSC or any of their respective properties that, if determined adversely to such Issuer, ACFC or HPSC, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of such Issuer, ACFC or HPSC to perform its obligations under any of the Transaction Documents, or which are otherwise material in the context of the sale or placement of the Notes; and no such actions, suits or proceedings are threatened or, to any Issuer's, ACFC's or HPSC's knowledge, contemplated.

          (l) Neither Issuer is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") ; and neither Issuer is, nor after giving effect to the offering and sale or placement of the Notes and the application of the proceeds thereof as described in the Offering Document, will be, an "investment company" as defined in the Investment Company Act.

          (m) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("EXCHANGE ACT").

          (n) The offer and sale of the Sale Notes and the placement of the Best Efforts Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of
     Section 4(2) thereof and it is not necessary to qualify an indenture in respect of the Notes under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

          (o) The Issuers have not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement. The Issuers have entered into a contractual arrangement with respect to the distribution of the VFN Notes and such arrangement is governed by the VFN Note Purchase Agreement.

          (p) There is no "substantial U.S. market interest" as defined in Rule 902(n) of Regulation S in the Notes.

          (q) Upon execution and delivery of the Receivables Transfer Agreement, the Issuers will have acquired the Originators' right, title and interest in and to the Contracts free and clear of all Liens.

          (r) Upon the execution and delivery of the Receivables Transfer Agreement, the Issuers will have the power and authority to pledge the Contracts to the Indenture Trustee on behalf of the Noteholders.

          (s) Each of the representations and warranties of the Issuers, ACFC and HPSC set forth in each of the Transaction Documents to which it is a party is true and correct in all material respects.

          (t) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Transaction Documents or the execution, delivery and sale of the Notes have been or will be paid prior to the Closing Date.

Section 3. Purchase, Sale and Delivery of Notes.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the Issuers agree to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Issuers the Notes at the respective purchase prices and the Initial Note Principal Balances set forth opposite the names of the Initial Purchaser in Exhibit A hereto.

          (b) The Issuers will deliver against payment of the purchase price the Notes to be offered and sold by the Initial Purchaser in reliance on Regulation S (the "REGULATION S NOTES") in the form of one or more temporary global notes in registered form without interest coupons (the "REGULATION S GLOBAL NOTES") which will be deposited with the Indenture Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("EUROCLEAR"), and Cedelbank societe anonyme ("CEDELBANK") and registered in the name of Cede & Co., as nominee for DTC. The Issuers will deliver against payment of the purchase price the Notes to be purchased by the Initial Purchaser hereunder and to be offered and sold by the Initial Purchaser in reliance on Rule 144A under the Securities Act (i) in the case of Class A, Class B1, Class B2, Class C and Class D Notes, in the form of one permanent global security in definitive form without interest coupons (the "RULE 144A GLOBAL NOTES") deposited with the Indenture Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC and (ii) in the case of the Class E and Class F Notes, in the form of physical securities registered in the name of _____ (the "Rule 144A Physical Notes" and together with the Rule 144A Global Notes, the "144A Notes"). The Regulation S Global Notes, the Rule 144A Global Notes and the Rule 144A Physical Notes shall be assigned separate CUSIP numbers. The Rule 144A Global Notes and the Rule 144A Physical Notes shall include the legend regarding restrictions on transfer set forth under "TRANSFER RESTRICTIONS" in the Offering Document. Until the termination of the Restricted Period with respect to the offering of the Notes, interests in the Regulation S Global Notes may only be held by the DTC participants for Euroclear and Cedelbank. Interests in any permanent global Notes will be held only in book-entry form through Euroclear, Cedelbank or DTC, as the case may be, except in the limited circumstances permitted by the Indenture.

          (c) Payment for the Notes (other than the Class F Notes) shall be made by the Initial Purchaser in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Initial Purchaser and designated by the Issuers on December 20, 2000 (or, at such time not later than seven full Business Days thereafter as the Initial Purchaser and the Issuers determine, the "CLOSING DATE") against delivery (i) to the Indenture Trustee as custodian for DTC of (A) the Regulation S Global Notes representing all of the Regulation S Notes for the respective accounts of the DTC participants for Euroclear and Cedelbank and (B) the 144A Global Notes and (ii) to the Indenture Trustee on behalf of the purchasers of the 144A Physical Notes, the 144A Physical Notes. The Regulation S Global Notes and the 144A Notes will be made available for inspection at the office of Willkie Farr & Gallagher at least 24 hours prior to the Closing Date.

Section 4. Representations of the Initial Purchaser; Resales.

          (a) The Initial Purchaser represents that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) The Initial Purchaser acknowledges that the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchaser represents and agrees that it has offered and sold the Notes, and will offer and sell the Notes (i) as part of its distribution at any time and
     (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither the Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Notes, and the Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale of the Notes, other than a sale pursuant to Rule 144A, the Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Notes from it during the Restricted Period a confirmation or notice to substantially the following effect:

                      "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or
                      (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Terms used in this subsection (b) have the meanings given to them in Regulation S.

          (c) The Initial Purchaser agrees that it and each of its affiliates will not offer or sell the Notes in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Notes, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (d) The Initial Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Notes will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) One of the following statements is true and correct: (i) the Initial Purchaser is not an "employee benefit plan" within the meaning of
     Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (a "PLAN") and it is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exception is available.

         Section 5. Certain Covenants of the Issuers. The Issuers agree with the Initial Purchaser that:

          (a) The Issuers will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Initial Purchaser's consent. If, at any time prior to the completion of the placement or the resale of the Notes, as applicable, by the Initial Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers promptly will notify the Initial Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement. Neither the consent of the Initial Purchaser to, nor the Initial Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Issuers will furnish to the Initial Purchaser copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchaser requests, and the Issuers will furnish to the Initial Purchaser on the date hereof three copies of the Offering Document signed by a duly authorized officer of each Issuer, together with an independent accountants' report relating to such Offering Document manually signed by such independent accountants. At any time the Notes are Outstanding, the Issuers will promptly furnish or cause to be furnished to each Initial Purchaser and, upon request of holders and prospective purchasers of the Notes, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Notes pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Notes. The Issuers will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

          (c) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them.

          (d) During the period of two years after the Closing Date, neither Issuer will be nor will become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (e) The Issuers will pay all expenses incidental to the performance of their respective obligations under the Transaction Documents including (i) all expenses in connection with the execution, issuance, authentication, packaging and initial delivery of the Notes, the preparation of the Transaction Documents and the printing of the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes; (ii) the cost of listing the Notes on the Luxembourg Stock Exchange, and any expenses incidental thereto; (iii) the cost of any advertising approved by the Issuers in connection with the issuance of the Notes (iv) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Notes for sale under the laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and the printing of memoranda relating thereto, (v) any fees charged by investment rating agencies for the rating of the Notes, and (vi) expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Initial Purchaser.

          (f) In connection with the offering, until the Initial Purchaser shall have notified the Issuers of the completion of the placement and resale of the Notes, as applicable, neither the Issuers nor any of their respective affiliates have or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Notes or attempt to induce any person to purchase any Notes; and neither they nor any of their respective affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

         Section 6. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase and pay for the Notes or place the Notes, as applicable, on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Issuers, ACFC and HPSC herein, the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

          (a) The Initial Purchaser shall have received a letter, dated the date of the Offering Document of Deloitte & Touche, LLP in form and substance satisfactory to the Initial Purchaser concerning the financial and statistical information contained in the Offering Document.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Notes, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of any Issuer or its Affiliates which, in the judgment of the Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Notes;
     (B) any downgrading in the rating of any debt securities of any Issuer or its Affiliates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities
     Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of any Issuer or its Affiliates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of any Issuer or its Affiliates on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Notes.

          (c) The Notes shall have been duly authorized, executed, authenticated, delivered and issued, and each of the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and all conditions precedent contained in the Transaction Documents shall have been satisfied.

          (d) The Initial Purchaser shall have received from counsel to each party to the Transaction Documents, written opinions dated the Closing Date and in form and substance satisfactory to the Initial Purchaser, covering such matters as the Initial Purchaser may reasonably request, including but not limited to the following:

               (i) Corporate Opinions. An opinion in respect of each party to the Transaction Documents that such party has been duly formed, existing and in good standing under the laws of its State of formation, with all requisite power and authority to own its properties and conduct its business; and such party is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

               (ii) Legal, Valid, Binding and Enforceable. An opinion in respect of each party to the Transaction Documents that each Transaction Document to which it is a party has been duly authorized, executed and delivered and constitutes valid and legally binding obligations of each party enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iii) Notes. An opinion that the Notes have been duly authorized, executed, authenticated, issued and delivered and conform to the description thereof contained in the Offering Document; and constitute valid and legally binding obligations of the Issuers enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iv) No Consents Required. An opinion in respect of each party to the Transaction Documents that in respect such party, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Transaction Documents.

               (v) Litigation. An opinion in respect of each party to the Transaction Documents that in respect of such party, there are no pending actions, suits or proceedings against or affecting such party, any of its subsidiaries or any of their respective properties that, if determined adversely to such party or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of such party to perform its obligations under the Transaction Documents; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated.

               (vi) Non-Contravention. An opinion in respect of each party to the Transaction Documents that in respect of such party the execution, delivery and performance of the Transaction Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such party or any subsidiary of such party or any of their properties, or any agreement or instrument to which such party or any such subsidiary is a party or by which such party or any such subsidiary is bound or to which any of the properties of such party or any such subsidiary is subject, or the organizational documents of such party or any such subsidiary.

               (vii) Securities Laws. An opinion that it is not necessary in connection with (i) the offer, sale and delivery of Notes by the Issuers to the Initial Purchaser pursuant to this Agreement, or (ii) the placement or resales of the Notes by the Initial Purchaser in the manner contemplated by this Agreement, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

               (viii) Investment Company Act. An opinion that neither Issuer is, nor after giving effect to the offering and sale of the Notes and the application of the proceeds as described in the Offering Document will be, an "investment company" as defined in the Investment Company Act.

               (ix) Federal Income Tax. An opinion that for U.S. federal income tax purposes (a) neither of the Issuers will be treated as an association (or a publicly traded partnership) taxable as a corporation, (b) the Notes, other than the Class E and the Class F Notes, will be treated as indebtedness of the Issuers, (c) the Class E Notes should be treated as indebtedness of the Issuers and (d) the Class F Notes will be treated either as indebtedness or as an interest in a partnership.

               (x) True Sale. A true sale opinion to the effect that (i) in the event that the transferor of Contracts pursuant to the Receivables Transfer Agreement were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would hold that the Contracts and other assets sold to the Issuers under the Receivables Transfer Agreement would not constitute property of such transferor's bankruptcy estate, and (ii) the transfer of the Contracts by the Originators pursuant to the Receivables Transfer Agreement constitutes a sale of the Contracts by the Originators to the Issuers.

               (xi) Non-Consolidation. An opinion to the effect that in the event that HPSC or ACFC were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would not disregard the separate existence of any of the Issuers and the Originators so as to order the substantive consolidation of the assets and liabilities of (a) the Issuers on the one hand and (b) HPSC or ACFC on the other hand.

               (xii) Security Interests. An opinion to the effect that (i) in the event that the transfer of Contracts from the Transferors to the Issuers shall be considered a loan secured by the Contracts, upon execution of the Receivables Transfer Agreement and upon possession of the Contracts in the State of Massachusetts and the filing of financing statements related thereto, the Issuers will have a perfected first priority security interest in the Contracts and other assets which may be perfected by filing, and (ii) upon execution of the Indenture and upon possession of the Contracts in the Commonwealth of Massachusetts and the filing of financing statements related thereto, the Indenture Trustee will have a perfected first priority security interest in the Contracts and other assets which may be perfected by filing.

          (e) The Initial Purchaser shall have received a letter from Hill & Barlow that such counsel has no reason to believe that the Offering Circular as of the date of the Offering Circular and the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular.

          (f) The Initial Purchaser shall have received from each party to the Transaction Documents such information, certificates and documents as the Initial Purchaser may reasonably have requested and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser.

          (g) The (i) Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes shall have received a rating of "Aaa", "Aa3", "Aa3", "A3", "Baa3", "Ba2" and "B1", respectively from Moody's Corporation, (ii) the Class A Notes shall have received a rating of "AAA" from Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., (iii) the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes and the Class E Notes shall have received a rating of "AAA", "AA", "AA", "A", "BBB" and "BB", respectively from Fitch, Inc. and (iv) none of such ratings shall have been rescinded, and no public announcement shall have been made by the respective rating agencies that the rating of any Class of Notes has been placed under review.

          (h) The VFN Notes have been sold pursuant to the VFN Note Purchase Agreement.

         The Initial Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Initial Purchaser hereunder.

Section 7. Indemnification and Contribution.

          (a) Each of the Issuers, ACFC and HPSC jointly and severally agrees
     (i) to indemnify and hold harmless the Initial Purchaser, its partners, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (A) any breach of any of the representations and warranties of any Issuer, ACFC, or HPSC contained herein, or (B) any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon any Issuer's failure to perform its obligations under Section 5(a) of this Agreement, and (ii) will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Issuers, ACFC nor HPSC will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

          (b) The Initial Purchaser will indemnify and hold harmless the Issuers, their directors and officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the third, sixth and eighth paragraphs under the caption "PLAN OF DISTRIBUTION"; provided, however, that the Initial Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon any Issuer's failure to perform its obligations under Section 5(a) of this Agreement.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchaser from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (e) The obligations of the Issuers, ACFC and HPSC under this Section shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act.

         Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or their officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated as a result of a default by the Initial Purchaser or if for any reason the purchase of the Notes by the Initial Purchaser is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by any of them pursuant to Section 5 and the respective obligations of the Issuers and the Initial Purchaser pursuant to Section 7 shall remain in effect. If the purchase of the Notes by the Initial Purchaser is not consummated for any reason other than solely because of the termination of this Agreement pursuant to a default by the Initial Purchaser or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Issuers will reimburse the Initial Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Notes.

         Section 9. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 10. Notices. All communications hereunder will be in writing and, (A) if sent to the Initial Purchaser will be mailed, delivered or telegraphed and confirmed to the Initial Purchaser, at Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention:
Investment Banking Department - Transactions Advisory Group, or (B) if sent to the Issuers, will be mailed, delivered or telegraphed and confirmed to them at 60 State Street, Suite 3520, Boston, Massachusetts, 02109-1803 or (C) if sent to HPSC will be mailed, delivered or telegraphed and confirmed to it at 60 State Street, Suite 3520, Boston, Massachusetts, 02109-1803 or (D) if sent to ACFC will be mailed, delivered or telegraphed and confirmed to it at 433 South Main Street, W. Hartford, Connecticut 06110; provided, however, that any notice to the Initial Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to the Initial Purchaser.

         Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Notes shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties thereto.

         Section 12. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. The Issuers, ACFC and HPSC hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         Section 13. Counterparts, Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof between the Initial Purchaser, HPSC, ACFC and the Issuers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         Section 14. No Petition. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuers.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuers and the Initial Purchaser.

                                    Very truly yours,

                                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I

                                    By:     HPSC, Inc., its sole member


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II

                                    By:     HPSC, Inc., its sole member


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                    HPSC, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                    AMERICAN COMMERCIAL FINANCE CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION


By:     _______________________________
        Name:
        Title:

                       EXHIBIT A -- NOTES TO BE PURCHASED

                                                           Initial Note
            Initial Purchaser                 Class      Principal Balance      Purchase Price
            -----------------                 -----      -----------------      --------------
Credit Suisse First Boston Corporation          A           $414,466,000        1 Month USD LIBOR
                                                                                + 0.30%
                                               B1            $29,959,000        1 Month USD LIBOR
                                                                                + 0.50%
                                               B2            $13,267,000        7.23%
                                                C            $19,070,000        7.70%
                                                D             $5,085,000        8.11%
                                                E             $8,899,000        10.00%

                         EXHIBIT B -- NOTES TO BE PLACED

                                                               Initial Note
             Placement Agent                   Class        Principal Balance    Purchase Price
             ---------------                   -----        -----------------    --------------
Credit Suisse First Boston Corporation           F               $6,359,516      12.91%




                                       19